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                                                                    EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration statements on Form S-3 (Registration Statement File No. 333-88603) and on Form S-8 (Registration Statement File Nos. 333-60867, 333-70647, 333-85885 and 333-38870).

ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida,
  March 30, 2001.